Exhibit (23)(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 33-62193 of Glenbrook Life and Annuity Company (the "Company") on Form S-3 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Company), which is part of Registration Statement No. 33-62203 of Glenbrook Life and Annuity Company Separate Account A (the "Account"), to the use of our report dated March 8, 2002 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the references to us under the heading "Experts" in such Prospectus and Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 22, 2002

Exhibit (23)(b)


                                BRICKER & ECKLER LLP
                                   LAW OFFICES
                              BRICKER & ECKLER LLP
                             100 South Third Street
                            COLUMBUS, OHIO 43215-4291

                            TELEPHONE (614) 227-2300

                               FAX (614) 227-2390
                             EMAIL: INFO@BRICKER.COM
                   INTERNET HOME PAGE: HTTP://WWW.BRICKER.COM

                                  -------------


                           WRITER'S DIRECT DIAL NUMBER

                                 (614) 227-4896

                                 April 17, 2002




Glenbrook Life and Annuity Company
3100 Sanders Road, J5B
Northbrook, IL  60062-7154


         Re:    Form S-3 Registration Statement
                Under the Securities Act of 1933
                File No. 033-62193

         We hereby consent to the filing of this letter as an exhibit to Post-Effective Amendment No. 7 to the above-referenced Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectus contained in said Registration Statement, for fixed account interests under flexible premium deferred fixed and variable annuity contracts, to be issued by the Company, through its general account and its Glenbrook Life and Annuity Company Separate Account A.

                                                     Sincerely,

                                                     /S/ BRICKER & ECKLER LLP

                                                     Bricker & Eckler LLP


Columbus, Ohio
April 17, 2002